EXHIBIT 10.1

借款补充协议书

甲方：海博科技（北京）有限公司（下称甲方）

乙方：寰宝能源（中国）有限公司（下称乙方）

甲乙双方本着相互谅解精神，兹就甲方对乙方的投资款转为乙方对甲方的借款，以及双方于2012年7月26日签订的《借款协议》的未尽事宜达成如下条款，以便共同遵守：

一、双方鉴于乙方目前已面临破产清算的实际情况，同意面对现实，并共同推进乙方顺利完成重组增资工作，以促使未尽问题得到顺利解决。

二、双方确认甲方依据之前与乙方签订的《投资意向书》所汇入的壹仟万元整（￥1000万元）转为乙方对甲方的借款。

三、乙方承诺在完成重组及增资后，最迟于2013年1月30日前，归还甲方壹佰万元（￥100万元），其中，于2012年12月31日前归还伍拾万元（￥50万元）。乙方同意，从2013年7月1日起开始每月偿还50万元，在2015年7月30日前，偿还所有欠付甲方的本金及期间的应付利息（按年率10%计算）。

四、甲方承诺，在乙方按约定日期归还上述款项的情况下，乙方之前欠付的全部利息可另行进行协商支付。乙方同意，在乙方归还欠付款项之前，若乙方实施股份制改造，同等条件下，甲方有权行使债转股的优先权。

五、本协议签订盖章后即与双方签订的《借款协议》连带生效。协议一式两份，双方各持一份，具有同等法律效力。双方同意，本协议未尽事宜，双方首先通过协商解决。若协商不成，任何一方可通过诉诸法律解决。

甲方：（签章）                      乙方：（签章）

日期：    年   月  日              日期：    年   月  日

Loan Supplementary Agreement

Party A: Hyperera Technology (Beijing) Co., Ltd.

Party B: Greensaver Holdings Ltd

Based on the spirit of mutual understanding, both parties reach a supplementary agreement on that the investment from Party A to Party B converse into a loan from Party A to Party B, and these matters, which have not reached the terms and conditions, in the agreement of July 26, 2012. The provision of the supplementary agreement is shown as below:

i.
because of the actual situation of the bankruptcy liquidation of Party B, both sides agree to face the reality and jointly promote the successful completion of the restructuring and replenishment funding, which will let these non-solve problems to be resolved smoothly.

ii.	Both parties agree that according with the “Letter of Intent to Investment”, the intent investment of shares of equity capital of ￥10,000,000 converted to the loan from Party A to Party B.

iii.
Party B, after the reorganization of bankruptcy process and funds raising, promises to repay ￥500,000 on December 31, 2012 and before January 30, 2013, return of ￥ 1,000,000. Party A accept Party B to repay ￥ 500,000 per month starting from July 1, 2013, and by the July 30, 2015, Party B repay all the principal and the interests of Party A.

iv.
Party A promise if Party B return the loan in time, all the interests could be paid by further negotiation. Party B agree, before party B return the loan, if party B implement the joint-stock reform, under the same conditions, Party A has right to exercise the priority of the debt-equity swap.

v.
This agreement is signed by the two parties takes effective with "loan agreement" joint force. Agreement signed in two originals, each party holds one, has the same legal effect. Both parties agree on matters uncovered in this agreement, both parties should solve through consultation first. If the consultation fails, either party may by resorting to the law.